Exhibit 99.1

NEWS RELEASE

Contact:	Mid Penn Bancorp, Inc.
Jennifer Trautlein
jen.trautlein@midpennbank.com
717-914-6577

William Penn Bancorporation
Kenneth J. Stephon
856-656-2201, ext. 1009

FOR IMMEDIATE RELEASE

Mid Penn Bancorp, Inc. and William Penn Bancorporation Receive Regulatory Approvals for Merger

HARRISBURG, Pa., (March 28, 2025) – Mid Penn Bancorp, Inc. (“Mid Penn”) (NASDAQ: MPB) and William Penn Bancorporation (“William Penn”) (NASDAQ: WMPN) announced today that they have received all required approvals from the applicable bank regulatory agencies to complete the proposed merger of William Penn with and into Mid Penn. Pending receipt of approval from shareholders of Mid Penn and William Penn, and certain other customary closing conditions, the parties intend to close the transaction in the second quarter of 2025. Following completion of the merger, William Penn Bank will be merged with and into Mid Penn Bank.

“We are pleased to have received regulatory approval of our merger that supports our growth objectives, complements our franchise, and propels long-term shareholder value,” Mid Penn President and CEO Rory G. Ritrievi said. “Mid Penn and William Penn continue to work collectively towards a second-quarter closing of this transaction and are meeting timelines and milestones as expected.”

The merger will further extend Mid Penn’s footprint into the attractive Greater Philadelphia Metro market, and will expand its presence in Southeastern Pennsylvania and Central New Jersey. Mid Penn, on a pro forma basis following completion of the merger, is projected to have $6.3 billion in assets.

About Mid Penn Bancorp, Inc.

Mid Penn Bancorp Inc. (NASDAQ: MPB), headquartered in Harrisburg, Pennsylvania, is the parent company of Mid Penn Bank, a full-service commercial bank. Mid Penn operates 47 retail locations throughout Pennsylvania and central New Jersey, has total assets of approximately $5 billion, and offers a comprehensive portfolio of financial products and services to the communities it serves. To learn more, please visit www.midpennbank.com.

About William Penn Bancorporation

William Penn Bancorporation (NASDAQ: WMPN), headquartered in Bristol, Pennsylvania, is the parent company of William Penn Bank and provides community banking services to individuals and small – to medium-sized businesses in the Delaware Valley area. William Penn currently conducts business through 12 branch offices located in Pennsylvania and New Jersey.

Important Additional Information and Where to Find It

The proposed merger will be submitted to the shareholders of William Penn and Mid Penn for their consideration and approval. In connection with the proposed transaction, Mid Penn has filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes a joint proxy statement of Mid Penn and William Penn and a prospectus of Mid Penn (the “Joint Proxy/Prospectus”), and each of Mid Penn and William Penn may file with the SEC other relevant documents concerning the proposed transaction. The definitive Joint Proxy/Prospectus has been mailed to shareholders of Mid Penn and William Penn. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY MID PENN AND WILLIAM PENN, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MID PENN, WILLIAM PENN AND THE PROPOSED TRANSACTION.

Free copies of the Registration Statement and the Joint Proxy/Prospectus, and the filings with the SEC that are incorporated by reference in the Jont Proxy/Prospectus, as well as other filings containing information about Mid Penn and William Penn, may be obtained at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, when they are filed, free of charge, by directing a request to Mid Penn Bancorp, Inc., 2407 Park Drive, Harrisburg, Pennsylvania 17110, attention: Investor Relations (telephone (717) 914-6577), or by directing a request to William Penn Bancorporation, 10 Canal Street, Suite 104, Bristol, Pennsylvania 19007, attention: Kenneth J. Stephon, President and CEO (telephone (267) 540-8500).

Participants in the Solicitation

Mid Penn, William Penn and their respective directors, executive officers, and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Mid Penn or William Penn in connection with the proposed merger transaction under the rules of the SEC. Information about Mid Penn’s directors and executive officers is available in its proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on March 28, 2024, and other documents filed by Mid Penn with the SEC. Information regarding William Penn’s directors and executive officers is available in its proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on October 11, 2024, and other documents filed by William Penn with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Joint Proxy/Prospectus and other relevant materials filed with the SEC, which may be obtained free of charge as described in the preceding paragraph.

This document is not an offer to sell shares of Mid Penn’s securities which may be issued in the proposed transaction. Such securities are offered only by means of the Joint Proxy/Prospectus referred to above.

Safe Harbor for Forward-Looking Statements

This document may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. . Forward-looking statements are based on, among other things, Mid Penn management’s and William Penn management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and Mid Penn and William Penn. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include expectations relating to the anticipated opportunities and financial and other benefits of the business combination transaction between Mid Penn and William Penn, and the projections of, or guidance on, Mid Penn’s or the combined company’s future financial performance, asset quality, liquidity, capital levels, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in Mid Penn’s business or financial results. Mid Penn and William Penn caution readers that forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among other things, the following possibilities: the occurrence of any event, change or other circumstance that could give risk to the right of one or both of the parties to terminate the definitive merger agreement entered into between Mid Penn and William Penn; the outcome of any legal proceedings that may be instituted against Mid Penn or William Penn; the failure to obtain shareholder approvals or to satisfy any of the other conditions to the business combination transaction on a timely basis or at all; the possibility that the anticipated benefits of the business combination transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Mid Penn and William Penn do business; the possibility that the business combination transaction may be more expensive to complete than anticipated; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the business combination transaction; changes in Mid Penn’s share price before the closing of the business combination transaction; risks relating to the potential dilutive effect of shares of Mid Penn common stock to be issued in the business combination transaction; and other facts that may affect future results of Mid Penn, William Penn and the combined company. Additional factors that could cause results to differ materially can be found in the “Risk Factors” section of the Registration Statement and Joint Proxy/Prospectus, as well as in Mid Penn’s Annual Report on Form 10-K for the year ended December 31, 2025, William Penn’s Annual Report for the year ended June 30, 2024, and in other documents that Mid Penn and William Penn file with the SEC, which are available at the SEC’s website at www.sec.gov.

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